JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from May 1, 2013 to October 31, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Income Builder Fund
Trade Date 5/2/2013
Issuer Ineos Group Holdings SA (INEGRP 6.125% August 15, 2018 144A)
Cusip 44986UAA
Bonds 503,000
Offering Price $100.000
Spread 0.50%
Cost $503,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.44%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup,
Goldman Sachs, ING Bank, JPMorgan, UBS
Fund JPMorgan Global Allocation Fund
Trade Date 5/2/2013
Issuer Sirius XM Radio Inc (SIRI 4.25% May 15, 2020 144A)
Cusip 82967NAJ
Bonds 3,000
Offering Price $100.000
Spread 1.13%
Cost $3,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup,
Deutsche Bank, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 5/2/2013
Issuer Sirius XM Radio Inc (SIRI 4.25% May 15, 2020 144A)
Cusip 82967NAJ
Bonds 347,000
Offering Price $100.000
Spread 1.13%
Cost $347,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup,
Deutsche Bank, JPMorgan, Morgan Stanley
Fund JPMorgan Global Allocation Fund
Trade Date 5/2/2013
Issuer Sirius XM Radio Inc (SIRI 4.625% May 15, 2023 144A)
Cusip 82967NAL
Bonds 3,000
Offering Price $100.000
Spread 1.13%
Cost $3,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.61%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup,
Deutsche Bank, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 5/2/2013
Issuer Sirius XM Radio Inc (SIRI 4.625% May 15, 2023 144A)
Cusip 82967NAL
Bonds 347,000
Offering Price $100.000
Spread 1.13%
Cost $347,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.61%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup,
Deutsche Bank, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 5/2/2013
Issuer United Continental Holdings, Inc. (UAL 6.375% June 1, 2018)
Cusip 910047AF
Bonds 38,000
Offering Price $100.000
Spread 1.50%
Cost $38,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.31%
Syndicate Members Barclays Capital, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Morgan Stanley
Fund JPMorgan Global Allocation Fund
Trade Date 5/6/2013
Issuer Penn Virginia Resource (PVR 6.50% May 15, 2021 144A)
Cusip 747065AA
Bonds 5,000
Offering Price $100.000
Spread 2.00%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.15%
Syndicate Members Bank America Merrill Lynch, Citigroup, JPMorgan, PNC
Capital, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo, BB&T Capital,
Capital One Southcoast, Comerica Securities, Deutsche Bank, Huntington
Capital, Mitsubishi UFJ Securities, RBS Securities, TD Securities, US
Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 5/6/2013
Issuer Penn Virginia Resource (PVR 6.50% May 15, 2021 144A)
Cusip 747065AA
Bonds 196,000
Offering Price $100.000
Spread 2.00%
Cost $196,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.15%
Syndicate Members Bank America Merrill Lynch, Citigroup, JPMorgan, PNC
Capital, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo, BB&T Capital,
Capital One Southcoast, Comerica Securities, Deutsche Bank, Huntington
Capital, Mitsubishi UFJ Securities, RBS Securities, TD Securities, US
Bancorp
Fund JPMorgan Global Allocation Fund
Trade Date 5/7/2013
Issuer Atlas Pipeline Partners L.P. and Atlas Pipeline Finance
Corporation (APL 4.75% November 15, 2021 144A)
Cusip 04939MAK
Bonds 15,000
Offering Price $100.000
Spread 1.96%
Cost $15,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.05%
Syndicate Members BankAmerica Merrill Lynch, Citigroup, Deutsche Bank,
JPMorgan, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 5/7/2013
Issuer Atlas Pipeline Partners L.P. and Atlas Pipeline Finance
Corporation (APL 4.75% November 15, 2021 144A)
Cusip 04939MAK
Bonds 540,000
Offering Price $100.000
Spread 1.96%
Cost $540,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.05%
Syndicate Members BankAmerica Merrill Lynch, Citigroup, Deutsche Bank,
JPMorgan, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 5/9/2013
Issuer Ball Corporation (BLL 4.00% November 15, 2023)
Cusip 058498AS
Bonds 730,000
Offering Price $100.000
Spread 1.38%
Cost $730,000
Dealer Executing Trade Deustche Bank Securities
% of Offering  purchased by firm 1.31%
Syndicate Members Deutsche Bank, Barclays Capital, Goldman Sachs, JPMorgan,
KeyBanc, Bank America Merrill Lynch, RBS Securities, Wells Fargo, ANZ
Securities, BNP Paribas, Mitsubishi UFJ Securities, PNC Capital, Rabo
Securities, SMBC Nikko, UniCredit Capital, US Bancorp
Fund JPMorgan Global Allocation Fund
Trade Date 5/9/2013
Issuer Claire's Stores Inc (CLE 7.75% June 1, 2020 144A)
Cusip 179584AQ
Bonds 11,000
Offering Price $100.000
Spread 1.50%
Cost $11,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.90%
Syndicate Members Credit Suisse, Goldman Sachs, Jpmorgan, RBC Capital,
Apollo Global Securities
Fund JPMorgan Income Builder Fund
Trade Date 5/9/2013
Issuer Claire's Stores Inc (CLE 7.75% June 1, 2020 144A)
Cusip 179584AQ
Bonds 400,000
Offering Price $100.000
Spread 1.50%
Cost $400,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.90%
Syndicate Members Credit Suisse, Goldman Sachs, Jpmorgan, RBC Capital,
Apollo Global Securities
Fund JPMorgan Global Allocation Fund
Trade Date 5/9/2013
Issuer First Quality Finance Company, Inc. (FIRSTQ 4.625% May 15, 2021
144A)
Cusip 336130AA
Bonds 3,000
Offering Price $100.000
Spread 1.75%
Cost $3,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.03%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBS Securities,
SunTrust Robinson Humphrey, Wells Fargo, Fifth Third, HSBC Securities, PNC
Capital, RBC Capital, Santander Investments
Fund JPMorgan Income Builder Fund
Trade Date 5/9/2013
Issuer First Quality Finance Company, Inc. (FIRSTQ 4.625% May 15, 2021
144A)
Cusip 336130AA
Bonds 500,000
Offering Price $100.000
Spread 1.75%
Cost $500,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.03%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBS Securities,
SunTrust Robinson Humphrey, Wells Fargo, Fifth Third, HSBC Securities, PNC
Capital, RBC Capital, Santander Investments
Fund JPMorgan Income Builder Fund
Trade Date 5/13/2013
Issuer Cequel Communications Holdings I, LLC and Cequel Capital
Corporation (CEQUEL 5.125% December 15, 2021 144A)
Cusip 15672WAE
Bonds 575,000
Offering Price $100.000
Spread 0.75%
Cost $575,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.67%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, RBC Capital,
SunTrust Robinson Humphrey, Bank America Merrill Lynch, Barclays Capital,
Citigroup, Deutsche Bank, LionTree Advisors, Morgan Stanley, UBS Securities,
US Bancorp, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 5/13/2013
Issuer Fifth Third Bancorp (FITB FRN December 31, 2049)
Cusip 316773CM
Bonds 12,870,000
Offering Price $100.000
Spread 1.25%
Cost $12,870,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.08%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 5/13/2013
Issuer ING US Inc (VOYA FRN May 15, 2053 144A)
Cusip 45685EAF
Bonds 4,295,000
Offering Price $100.000
Spread 1.50%
Cost $4,295,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.79%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan,
RBS Securities
Fund JPMorgan Global Allocation Fund
Trade Date 5/15/2013
Issuer Dynegy Inc (DYN 5.875 June 1, 2023 144A)
Cusip 26817RAA
Bonds 9,000
Offering Price $100.000
Spread 1.75%
Cost $9,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.54%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, Goldman
Sachs, JPMOrgan, Bank America Merrill Lynch, Morgan Stanley, RBC Capital,
UBS Securities, Mitsubishi UFJ Securities
Fund JPMorgan Income Builder Fund
Trade Date 5/15/2013
Issuer Dynegy Inc (DYN 5.875 June 1, 2023 144A)
Cusip 26817RAA
Bonds 818,000
Offering Price $100.000
Spread 1.75%
Cost $818,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.54%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank, Goldman
Sachs, JPMOrgan, Bank America Merrill Lynch, Morgan Stanley, RBC Capital,
UBS Securities, Mitsubishi UFJ Securities
Fund JPMorgan Global Allocation Fund
Trade Date 5/15/2013
Issuer First Data Corporation (FDC 11.75% August 15, 2021 144A)
Cusip 319963BK
Bonds 5,000
Offering Price $100.000
Spread 1.22%
Cost $5,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.81%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Suisse,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, KK Karbra & Co,
Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 5/15/2013
Issuer First Data Corporation (FDC 11.75% August 15, 2021 144A)
Cusip 319963BK
Bonds 530,000
Offering Price $100.000
Spread 1.22%
Cost $530,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.81%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Suisse,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, KK Karbra & Co,
Wells Fargo
Fund JPMorgan Global Allocation Fund
Trade Date 5/15/2013
Issuer SM Energy Company (SM 5.00% January 15, 2024 144A)
Cusip 78454LAG
Bonds 8,000
Offering Price $100.000
Spread 1.70%
Cost $8,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.68%
Syndicate Members Bank America Merrill lynch, JPMorgan, Wells Fargo,
Barclays Capital, Comerica Securities, RBC Capital, Banco Santander, Bosc
Inc, Capital One Southcoast, Deutsche Bank, Goldman Sachs, Jphnson Rice &
Co, Key Capital, Scotia Capital, Stifel Nicolaus & Co, Tudor Pickering & Co,
US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 5/15/2013
Issuer SM Energy Company (SM 5.00% January 15, 2024 144A)
Cusip 78454LAG
Bonds 960,000
Offering Price $100.000
Spread 1.70%
Cost $960,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.68%
Syndicate Members Bank America Merrill lynch, JPMorgan, Wells Fargo,
Barclays Capital, Comerica Securities, RBC Capital, Banco Santander, Bosc
Inc, Capital One Southcoast, Deutsche Bank, Goldman Sachs, Jphnson Rice &
Co, Key Capital, Scotia Capital, Stifel Nicolaus & Co, Tudor Pickering & Co,
US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 5/16/2013
Issuer DCP Midstream LLC (DCPMID FRN May 21, 2043 144A)
Cusip 23311RAH
Bonds 5,135,000
Offering Price $100.000
Spread 1.00%
Cost $5,135,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.77%
Syndicate Members Morgan Stanley, Wells Fargo, JPMorgan
Fund JPMorgan Global Allocation Fund
Trade Date 5/16/2013
Issuer Freescale Semiconductor (FSL 5.00% May 15, 2021 144A)
Cusip 35687MAY
Bonds 10,000
Offering Price $100.000
Spread 1.00%
Cost $10,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.65%
Syndicate Members Barclays Capital, Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 5/16/2013
Issuer Freescale Semiconductor (FSL 5.00% May 15, 2021 144A)
Cusip 35687MAY
Bonds 70,000
Offering Price $100.000
Spread 1.00%
Cost $70,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.65%
Syndicate Members Barclays Capital, Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, JPMorgan
Fund JPMorgan Global Allocation Fund
Trade Date 5/16/2013
Issuer Univision Communications (UVN 5.125% May 15, 2023 144A)
Cusip 914906AR
Bonds 5,000
Offering Price $100.000
Spread 1.50%
Cost $5,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.42%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse, Deutsche Bank, JPMorgan, Mizuho Securities, Natixis, Wells fargo
Fund JPMorgan Income Builder Fund
Trade Date 5/16/2013
Issuer Univision Communications (UVN 5.125% May 15, 2023 144A)
Cusip 914906AR
Bonds 600,000
Offering Price $100.000
Spread 1.50%
Cost $600,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.42%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse, Deutsche Bank, JPMorgan, Mizuho Securities, Natixis, Wells fargo
Fund JPMorgan Income Builder Fund
Trade Date 5/21/2013
Issuer Bank of America Corp (BAC FRN December 29, 2049)
Cusip 060505ED
Bonds 12,305,000
Offering Price $100.000
Spread 1.50%
Cost $12,305,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.45%
Syndicate Members Bank America Merrill Lynch, Barclays capital, Citigroup,
Goldman Sachs, JPMorgan, Lloyds Securities, RBS Securities, UBS Securities,
Wells Fargo, Banca IMI, BB&T Capital, Capital One Southcoast, CIBC World
Markets, Jefferies & Co, Mizuho Securities, Scotia Capital, SG Americas,
Standard Chartered, Swedbank AB, Apto partners, CastleOak Securities, Drexel hamilton, Muriel Siebert & Co, Samuel A Ramirez & Co, Williams Capital
Fund JPMorgan Income Builder Fund
Trade Date 5/21/2013
Issuer Intelsat Jackson Holdings (INTEL 5.50% August 1, 2023 144A)
Cusip 45824TAN
Bonds 1,530,000
Offering Price $100.000
Spread 0.98%
Cost $1,530,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.64%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse, Deutsche Bank, Goldman sachs, JPNorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 5/21/2013
Issuer SIWF Merger Sub., Inc (SPRIND 6.25% June 1, 2021 144A)
Cusip 78428GAA
Bonds 138,000
Offering Price $100.000
Spread 2.50%
Cost $138,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.81%
Syndicate Members Bank America Merrill Lynch, JPMorgan, KeyBanc Capital
Fund JPMorgan Global Allocation Fund
Trade Date 5/29/2013
Issuer Nationstar Mortgage LLC and Nationstar Capital Corporation (NSM
6.50% June 1, 2022)
Cusip 63860UAL
Bonds 10,000
Offering Price $100.000
Spread 1.50%
Cost $10,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.16%
Syndicate Members Bank America Merrill Lynch, Barclays capital, Credit
Suisse, JPMorgan, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 5/29/2013
Issuer Nationstar Mortgage LLC and Nationstar Capital Corporation (NSM
6.50% June 1, 2022)
Cusip 63860UAL
Bonds 530,000
Offering Price $100.000
Spread 1.50%
Cost $530,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.16%
Syndicate Members Bank America Merrill Lynch, Barclays capital, Credit
Suisse, JPMorgan, Wells Fargo
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/30/2013
Issuer Columbus (5%, July 1, 2025)
Cusip 199492DJ
Bonds 5,000,000
Offering Price $121.400
Spread 0.43%
Cost $6,070,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.39%
Syndicate Members BofA Merrill, JPMorgan, PNC, Fifth Third, Stifel Nicolaus,
KeyBanc, Huntington Investment
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/30/2013
Issuer Columbus (5%, July 1, 2026)
Cusip 199492DK
Bonds 5,000,000
Offering Price $120.320
Spread 0.43%
Cost $6,016,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.39%
Syndicate Members BofA Merrill, JPMorgan, PNC, Fifth Third, Stifel Nicolaus,
KeyBanc, Huntington Investment
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/30/2013
Issuer Columbus (5%, July 1, 2027)
Cusip 199492DL
Bonds 4,750,000
Offering Price $119.347
Spread 0.43%
Cost $5,668,983
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.39%
Syndicate Members BofA Merrill, JPMorgan, PNC, Fifth Third, Stifel Nicolaus,
KeyBanc, Huntington Investment
Fund JPMorgan Tax Aware Real Return Fund SMA
Trade Date 5/30/2013
Issuer Columbus (5%, July 1, 2027)
Cusip 199492DL
Bonds 250,000
Offering Price $119.350
Spread 0.43%
Cost $298,368
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.39%
Syndicate Members BofA Merrill, JPMorgan, PNC, Fifth Third, Stifel Nicolaus,
KeyBanc, Huntington Investment
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 5/30/2013
Issuer Columbus (5%, July 1, 2028)
Cusip 199492DM
Bonds 10,735,000
Offering Price $118.670
Spread 0.43%
Cost $12,739,439
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.98%
Syndicate Members BofA Merrill, JPMorgan, PNC, Fifth Third, Stifel Nicolaus,
KeyBanc, Huntington Investment
Fund JPMorgan Income Builder Fund
Trade Date 6/17/2013
Issuer Service Corporation International (SCI 5.375% January 15, 2022
144A)
Cusip 817565BX
Bonds 176,000
Offering Price $100.000
Spread 2.25%
Cost $176,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.14%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells fargo,
SunTrust Robinson Humphrey, BBVA Securities, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 6/18/2013
Issuer Brookfield Residential Properties Inc. and Brookfield
Residential US Corp. (BRP 6.125% July 1, 2022 144A)
Cusip 11283YAA
Bonds 562,000
Offering Price $100.000
Spread 1.80%
Cost $562,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.16%
Syndicate Members Citigroup, Credit Suisse, Deutsche bank, Wells Fargo, CIBC
World Markets, HSBC Securities, JPMorgan, RBC Capital, Scotia Capital, TD
Securities
Fund JPMorgan Global Allocation Fund
Trade Date 6/27/2013
Issuer Valeant Pharmaceuticals International Inc. - VPII Escrow Corp.
(VRXCN 6.75% August 15, 2018 144A)
Cusip 92912EAC
Bonds 4,000
Offering Price $100.000
Spread 1.25%
Cost $4,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.97%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, Morgan Stanley, RBC Capital, CIBC World Markets, DNB Markets,
HSBC Securities, Mitsubishi UFJ, SunTrust Robinson Humphrey, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 6/27/2013
Issuer Valeant Pharmaceuticals International Inc. - VPII Escrow Corp.
(VRXCN 6.75% August 15, 2018 144A)
Cusip 92912EAC
Bonds 1,399,000
Offering Price $100.000
Spread 1.25%
Cost $1,399,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.97%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, Morgan Stanley, RBC Capital, CIBC World Markets, DNB Markets,
HSBC Securities, Mitsubishi UFJ, SunTrust Robinson Humphrey, TD Securities
Fund JPMorgan Global Allocation Fund
Trade Date 6/27/2013
Issuer Valeant Pharmaceuticals International Inc. - VPII Escrow Corp.
(VRXCN 7.50% July 15, 2021 144A)
Cusip 92912EAA
Bonds 4,000
Offering Price $100.000
Spread 1.25%
Cost $4,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.15%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, Morgan Stanley, RBC Capital, DNB Markets, SunTrust Robinson
Humphrey, CIBC World Markets, HSBC Securities, Mitsubishi UFJ, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 6/27/2013
Issuer Valeant Pharmaceuticals International Inc. - VPII Escrow Corp.
(VRXCN 7.50% July 15, 2021 144A)
Cusip 92912EAA
Bonds 1,415,000
Offering Price $100.000
Spread 1.25%
Cost $1,415,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.15%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, Morgan Stanley, RBC Capital, DNB Markets, SunTrust Robinson
Humphrey, CIBC World Markets, HSBC Securities, Mitsubishi UFJ, TD Securities
Fund JPMorgan Global Allocation Fund
Trade Date 7/11/2013
Issuer Best Buy Co., Inc. (BBY 5.00% August 1, 2018)
Cusip 086516AM
Bonds 15,000
Offering Price $99.997
Spread 0.98%
Cost $15,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.73%
Syndicate Members barclays, Citigroup, JPMorgan, RBS, Credit Suisse, DNB
Markets, Goldman Sachs, HSBC, RBC, Standard Charted, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 7/11/2013
Issuer Best Buy Co., Inc. (BBY 5.00% August 1, 2018)
Cusip 086516AM
Bonds 660,000
Offering Price $99.997
Spread 0.98%
Cost $659,980
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.73%
Syndicate Members barclays, Citigroup, JPMorgan, RBS, Credit Suisse, DNB
Markets, Goldman Sachs, HSBC, RBC, Standard Charted, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 7/22/2013
Issuer MPH Intermediate Holding Company 2 (MLTPLN 8.375% August 1, 2018
144A)
Cusip 553322AA
Bonds 750,000
Offering Price $100.000
Spread 1.30%
Cost $750,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.85%
Syndicate Members BofA Merril lYnch, Barclays, Credit Suisse, Goldman Sachs,
JPMorgan,
Fund JPMorgan Income Builder Fund
Trade Date 7/23/2013
Issuer Kodiak Oil & Gas Corp (KOG 5.50% February 1, 2022 144A)
Cusip 50015QAG
Bonds 563,000
Offering Price $100.000
Spread 1.75%
Cost $563,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.86%
Syndicate Members BMO Capital, Credit Suisse, KeyBanc, RBC, Scotia Capital,
Wells Fargo, Capital One Southcoast, Citigroup, Comerica, Deutsche Bank,
JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, SunTrust Robisnon Humphrey, US
Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 7/24/2013
Issuer Gannett Co., Inc (GCI 5.125% July 15, 2020 144A)
Cusip 364725AX
Bonds 384,000
Offering Price $98.566
Spread 1.47%
Cost $378,493
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.22%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, SunTrust
Robinson Humphrey, US Bancorp, Fifth Third, PNC, SMBC Nikko
Fund JPMorgan Global Allocation Fund
Trade Date 7/29/2013
Issuer Sirius XM Radio Inc (SIRI 5.75% August 1, 2021 144A)
Cusip 82967NAN
Bonds 4,000
Offering Price $100.000
Spread 1.13%
Cost $4,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.11%
Syndicate Members Citigroup, Credit Agricole, Deutsche Bank, JPMorgan, BofA
Merrill Lynch, Morgan Stanley, SunTrust Robinson Humphrey, Barclays, BNP
Paribas, RBC, Wells Fargo, BMO Capital, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 7/29/2013
Issuer Sirius XM Radio Inc (SIRI 5.75% August 1, 2021 144A)
Cusip 82967NAN
Bonds 1,000,000
Offering Price $100.000
Spread 1.13%
Cost $1,000,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.11%
Syndicate Members Citigroup, Credit Agricole, Deutsche Bank, JPMorgan, BofA
Merrill Lynch, Morgan Stanley, SunTrust Robinson Humphrey, Barclays, BNP
Paribas, RBC, Wells Fargo, BMO Capital, US Bancorp
Fund JPMorgan Global Allocation Fund
Trade Date 7/29/2013
Issuer Tesoro Logistics LP and Tesoro Logistics Finance Corp (TLLP
6.125% October 15, 2021 144A)
Cusip 88160QAC
Bonds 25,000
Offering Price $100.000
Spread 1.38%
Cost $25,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.07%
Syndicate Members BofA merrill Lynch, Deutsche Bank, Morgan Stanley, UBS,
Wells Fargo, Barclays, Citigroup, JPMorgan, RBC, Suntrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 7/29/2013
Issuer Tesoro Logistics LP and Tesoro Logistics Finance Corp (TLLP
6.125% October 15, 2021 144A)
Cusip 88160QAC
Bonds 1,000,000
Offering Price $100.000
Spread 1.38%
Cost $1,000,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.07%
Syndicate Members BofA merrill Lynch, Deutsche Bank, Morgan Stanley, UBS,
Wells Fargo, Barclays, Citigroup, JPMorgan, RBC, Suntrust Robinson Humphrey
Fund JPMorgan Global Allocation Fund
Trade Date 7/31/2013
Issuer LSB Industries (LXU 7.75% August 1, 2019 144A)
Cusip 502160AK
Bonds 10,000
Offering Price $100.000
Spread 1.49%
Cost $10,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 16.93%
Syndicate Members BofA Merrill Lynch, JPMorgan, Wells Fargo, Sterne Agee &
Leach
Fund JPMorgan Income Builder Fund
Trade Date 7/31/2013
Issuer LSB Industries (LXU 7.75% August 1, 2019 144A)
Cusip 502160AK
Bonds 1,684,000
Offering Price $100.000
Spread 1.49%
Cost $1,684,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 16.93%
Syndicate Members BofA Merrill Lynch, JPMorgan, Wells Fargo, Sterne Agee &
Leach
Fund JPMorgan Income Builder Fund
Trade Date 7/31/2013
Issuer WCI Communities Inc (WCIC 6.875% August 15, 2021 144A)
Cusip 92923CAU
Bonds 535,000
Offering Price $100.000
Spread 1.75%
Cost $535,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.87%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Suisse, JPMorgan
Fund JPMorgan Global Allocation Fund
Trade Date 8/1/2013
Issuer Healthcare Technology Intermediate, Inc. (RX 7.375% September 1,
2018 144A)
Cusip 42225XAA
Bonds 2,000
Offering Price $100.000
Spread 1.75%
Cost $2,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.28%
Syndicate Members Bof A Merrill Lynch, Barclays, Deutsche bank, Goldman
Sachs, HSBC, JPMorgan, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 8/1/2013
Issuer Healthcare Technology Intermediate, Inc. (RX 7.375% September 1,
2018 144A)
Cusip 42225XAA
Bonds 825,000
Offering Price $100.000
Spread 1.75%
Cost $825,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.28%
Syndicate Members Bof A Merrill Lynch, Barclays, Deutsche bank, Goldman
Sachs, HSBC, JPMorgan, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 8/5/2013
Issuer Cemex SAB De CV (CEMEX 6.50% December 10 2019 144A)
Cusip 151290BJ
Bonds 875,000
Offering Price $100.000
Spread 0.40%
Cost $875,000
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 3.19%
Syndicate Members BNP Paribas, Credit Agricole, HSBC, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 8/5/2013
Issuer The Allstate Corporation (ALL FRN August 15, 2053)
Cusip 020002BB
Bonds 15,990,000
Offering Price $100.000
Spread 1.00%
Cost $15,990,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.45%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, Credit
Suisse, Deutsche Bank, BofA Merrill Lynch, Morgan Stanley, US Bancorp, Wells
Fargo, BNY Mellon, PNC Capital, Williams Capital
Fund JPMorgan Income Builder Fund
Trade Date 8/6/2013
Issuer ConvaTec Finance International S.A. (CONVAT 8.25% January 15,
2019 144A)
Cusip 21244VAA
Bonds 1,385,000
Offering Price $99.000
Spread 0.96%
Cost $1,371,150
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.64%
Syndicate Members BofA Merrill Lynch, Deutsche Bank, Goldman Sachs,
JPMorgan, Morgan Stanley, DnB ASA, Natixis
Fund JPMorgan Global Allocation Fund
Trade Date 8/7/2013
Issuer DreamWorks Animation SKG, Inc. (DWA 6.875% August 15, 2020 144A)
Cusip 26153CAA
Bonds 5,000
Offering Price $100.000
Spread 2.00%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.06%
Syndicate Members Bof A Merrill Lynch, JPMorgan, SunTrust Robinson Humphrey,
Wells Fargo, Loop Capital
Fund JPMorgan Income Builder Fund
Trade Date 8/7/2013
Issuer DreamWorks Animation SKG, Inc. (DWA 6.875% August 15, 2020 144A)
Cusip 26153CAA
Bonds 590,000
Offering Price $100.000
Spread 2.00%
Cost $590,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.06%
Syndicate Members Bof A Merrill Lynch, JPMorgan, SunTrust Robinson Humphrey,
Wells Fargo, Loop Capital
Fund JPMorgan Income Builder Fund
Trade Date 8/7/2013
Issuer Hospira Inc (HSP 5.20% August 12, 2020)
Cusip 441060AM
Bonds 151,000
Offering Price $99.751
Spread 0.88%
Cost $150,624
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.04%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley, RBS,
US Bancorp, Fifth Third, Mitsubishi UFJ, PNC
Fund JPMorgan Global Allocation Fund
Trade Date 8/7/2013
Issuer William Carter (CRI 5.25% August 15, 2021 144A)
Cusip 146303AF
Bonds 21,000
Offering Price $100.000
Spread 1.45%
Cost $21,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.90%
Syndicate Members JPMorgan, BofA Merrill Lynch, BB&T, BMO, Fifth Third,
HSBC, RBC, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 8/7/2013
Issuer William Carter (CRI 5.25% August 15, 2021 144A)
Cusip 146303AF
Bonds 417,000
Offering Price $100.000
Spread 1.45%
Cost $417,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.90%
Syndicate Members JPMorgan, BofA Merrill Lynch, BB&T, BMO, Fifth Third,
HSBC, RBC, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Global Allocation Fund
Trade Date 8/8/2013
Issuer Halcon Resources Corporation (HKUS 9.25% February 15, 2022 144A)
Cusip 40537QAE
Bonds 8,000
Offering Price $100.000
Spread 1.75%
Cost $8,000
Dealer Executing Trade BMO Capital Market
% of Offering  purchased by firm 7.78%
Syndicate Members BMO Capital, Barclays, JPMorgan, Wells Fargo, Capital One
Southcoast, Comerica, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman
Sachs, ING Bank, KeyBanc, Natixis, RBC, Scotia Capital, SunTrust Robinson
Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 8/8/2013
Issuer Halcon Resources Corporation (HKUS 9.25% February 15, 2022 144A)
Cusip 40537QAE
Bonds 880,000
Offering Price $100.000
Spread 1.75%
Cost $880,000
Dealer Executing Trade BMO Capital Market
% of Offering  purchased by firm 7.78%
Syndicate Members BMO Capital, Barclays, JPMorgan, Wells Fargo, Capital One
Southcoast, Comerica, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman
Sachs, ING Bank, KeyBanc, Natixis, RBC, Scotia Capital, SunTrust Robinson
Humphrey
Fund JPMorgan Global Allocation Fund
Trade Date 8/9/2013
Issuer Murphy Oil USA Inc. (MUR 6.00% August 15, 2023 144A)
Cusip 626738AA
Bonds 4,000
Offering Price $100.000
Spread 1.75%
Cost $4,000
Dealer Executing Trade Stephens, Inc.
% of Offering  purchased by firm 0.72%
Syndicate Members JPMorgan, Stephens Inc, RBC, Regions, Wells Fargo, Capital
One Southcoast, Comerica, Fifth Third, Mitsubishi UFJ, PNC
Fund JPMorgan Income Builder Fund
Trade Date 8/9/2013
Issuer Murphy Oil USA Inc. (MUR 6.00% August 15, 2023 144A)
Cusip 626738AA
Bonds 182,000
Offering Price $100.000
Spread 1.75%
Cost $182,000
Dealer Executing Trade Stephens, Inc.
% of Offering  purchased by firm 0.72%
Syndicate Members JPMorgan, Stephens Inc, RBC, Regions, Wells Fargo, Capital
One Southcoast, Comerica, Fifth Third, Mitsubishi UFJ, PNC
Fund JPMorgan Income Builder Fund
Trade Date 8/12/2013
Issuer Boise Cascade Company (BCC 6.375% November 1, 2020 144A)
Cusip 09739DAB
Bonds 465,000
Offering Price $103.500
Spread 1.50%
Cost $481,275
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 17.50%
Syndicate Members BofA Merrill Lynch, JPNorgan, US bancorp, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 8/12/2013
Issuer RR Donnelley & Sons Company (RRD 7.00% February 15, 2022)
Cusip 257867AZ
Bonds 465,000
Offering Price $100.000
Spread 1.47%
Cost $465,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.91%
Syndicate Members Citigroup, JPMorgan, BofA Merrill Lynch, US Bancorp,
Comerica, Fifth Third, Mitsubishi UFJ, Morgan Stanley, PNC Capital, TD
Securities, Wedbush Securities, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 8/12/2013
Issuer Windstream Corporation (WIN 7.75% October 1, 2021 144A)
Cusip 97381WBA
Bonds 930,000
Offering Price $103.500
Spread 1.75%
Cost $962,550
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 6.48%
Syndicate Members BNP Paribas, Citigroup, Goldman Sachs, JPMorgan, RBC, RBS
Fund JPMorgan Global Allocation Fund
Trade Date 8/14/2013
Issuer Access Midstream Partners, L.P. and ACMP Finance Corp (ACMP
5.875% April 15, 2021)
Cusip 16524RAC
Bonds 12,000
Offering Price $101.500
Spread 1.25%
Cost $12,180
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 7.03%
Syndicate Members Barcalys, BBVA, Citigroup, RBS, Wells fargo, Capital One
Southcoast, Comerica, Credit Agricole, Credit Suisse, Deutsche Bank, DnB
Markets, Goldman Sachs, JPMorgan, Bof A Merrill Lynch, Mitsubishi UFJ,
Morgan Stanley, RBC, Scotia Capital, SMBC Nikko, SunTrust Robinson Humphrey,
TD Securities, UBS, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 8/14/2013
Issuer Access Midstream Partners, L.P. and ACMP Finance Corp (ACMP
5.875% April 15, 2021)
Cusip 16524RAC
Bonds 242,000
Offering Price $101.500
Spread 1.25%
Cost $245,630
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 7.03%
Syndicate Members Barcalys, BBVA, Citigroup, RBS, Wells fargo, Capital One
Southcoast, Comerica, Credit Agricole, Credit Suisse, Deutsche Bank, DnB
Markets, Goldman Sachs, JPMorgan, Bof A Merrill Lynch, Mitsubishi UFJ,
Morgan Stanley, RBC, Scotia Capital, SMBC Nikko, SunTrust Robinson Humphrey,
TD Securities, UBS, US Bancorp
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 8/21/2013
Issuer NJ Transit (5%, June 15, 2044)
Cusip 646136R8
Bonds 5,000,000
Offering Price $98.653
Spread 0.45%
Cost $4,932,650
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.18%
Syndicate Members BofA Merrill, Barclays, Castle Oak, Jefferies, Morgan
Stanley, DA Davidson, Mesirow, RBS, PNC, JPMorgan, Roosevelt, Raymond James,
Janney, Ramirez
Fund JPMorgan Global Allocation Fund
Trade Date 9/4/2013
Issuer Sprint Corporation (S 7.25% September 15, 2021 144A)
Cusip 85207UAA
Bonds 4,000
Offering Price $100.000
Spread 1.50%
Cost $4,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.45%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Agricole,
Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, RBC, Scotia Bank,
Wells Faro, Williams Capital
Fund JPMorgan Income Builder Fund
Trade Date 9/4/2013
Issuer Sprint Corporation (S 7.25% September 15, 2021 144A)
Cusip 85207UAA
Bonds 528,000
Offering Price $100.000
Spread 1.50%
Cost $528,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.45%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Agricole,
Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, RBC, Scotia Bank,
Wells Faro, Williams Capital
Fund JPMorgan Income Builder Fund
Trade Date 9/4/2013
Issuer Sprint Corporation (S 7.875% September 15, 2023 144A)
Cusip 85207UAB
Bonds 526,000
Offering Price $100.000
Spread 1.50%
Cost $526,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.22%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Agricole,
Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, RBC, Scotia Bank,
Wells Faro, Williams Capital
Fund JPMorgan Global Allocation Fund
Trade Date 9/9/2013
Issuer Whiting Petroleum Corporation (WLL 5.00% March 15, 2019)
Cusip 966387AG
Bonds 10,000
Offering Price $100.000
Spread 1.00%
Cost $10,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.93%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo,
Barclays, BBVA, Bosc, Capital One, CIBC, Comerica, Fifth Third, KeyBanc,
Mitsubishi UFJ, Morgan Stanley, Raymond James, RB International, RBC,
Santander, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 9/9/2013
Issuer Whiting Petroleum Corporation (WLL 5.00% March 15, 2019)
Cusip 966387AG
Bonds 1,750,000
Offering Price $100.000
Spread 1.00%
Cost $1,750,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.93%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo,
Barclays, BBVA, Bosc, Capital One, CIBC, Comerica, Fifth Third, KeyBanc,
Mitsubishi UFJ, Morgan Stanley, Raymond James, RB International, RBC,
Santander, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Global Allocation Fund
Trade Date 9/10/2013
Issuer Oasis Petroleum Inc (OAS 6.875% March 15, 2022 144A)
Cusip 674215AF
Bonds 5,000
Offering Price $100.000
Spread 1.38%
Cost $5,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.11%
Syndicate Members Citigroup, JPMOrgan, RBC, Wells Fargo, BB&T, BBVA, Bosc,
Capital One Southcoast, CIBC, Comerica, HSBC, ING, Johnson Rice, RBS,
Regions, Simmons, UBS, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 9/10/2013
Issuer Oasis Petroleum Inc (OAS 6.875% March 15, 2022 144A)
Cusip 674215AF
Bonds 1,100,000
Offering Price $100.000
Spread 1.38%
Cost $1,100,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.11%
Syndicate Members Citigroup, JPMOrgan, RBC, Wells Fargo, BB&T, BBVA, Bosc,
Capital One Southcoast, CIBC, Comerica, HSBC, ING, Johnson Rice, RBS,
Regions, Simmons, UBS, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 4.50% September 15, 2020)
Cusip 92343VBQ
Bonds 353,000
Offering Price $99.870
Spread 0.40%
Cost $352,541
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.84%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells
Fargo, Deutsche Bank, Santander
Fund JPMorgan Global Allocation Fund
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 5.15% September 15, 2023)
Cusip 92343VBR
Bonds 3,000
Offering Price $99.676
Spread 0.45%
Cost $2,990
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.24%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells
Fargo, Deutsche Bank, Santander
Fund JPMorgan Income Builder Fund
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 5.15% September 15, 2023)
Cusip 92343VBR
Bonds 403,000
Offering Price $99.676
Spread 0.45%
Cost $401,694
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.24%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells
Fargo, Deutsche Bank, Santander
Fund JPMorgan Global Allocation Fund
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 6.55% September 15, 2043)
Cusip 92343VBT
Bonds 2,000
Offering Price $99.883
Spread 0.75%
Cost $1,998
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.14%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells
Fargo, Deutsche Bank, Santander
Fund JPMorgan Income Builder Fund
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 6.55% September 15, 2043)
Cusip 92343VBT
Bonds 265,000
Offering Price $99.883
Spread 0.75%
Cost $264,690
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.14%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells
Fargo, Deutsche Bank, Santander
Fund JPMorgan Global Allocation Fund
Trade Date 9/12/2013
Issuer Activision Blizzard (ATVI 5.625% September 15, 2021 144A)
Cusip 00507VAC
Bonds 5,000
Offering Price $100.000
Spread 1.75%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.36%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Goldman Sachs, HSBC,
Mitsubishi UFJ, Mizuho, RBC, SunTrust Roninson Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 9/12/2013
Issuer Activision Blizzard (ATVI 5.625% September 15, 2021 144A)
Cusip 00507VAC
Bonds 585,000
Offering Price $100.000
Spread 1.75%
Cost $585,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.36%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Goldman Sachs, HSBC,
Mitsubishi UFJ, Mizuho, RBC, SunTrust Roninson Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 9/12/2013
Issuer Activision Blizzard (ATVI 6.125% September 15, 2023 144A)
Cusip 00507VAE
Bonds 220,000
Offering Price $100.000
Spread 1.75%
Cost $220,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Goldman Sachs, HSBC,
Mitsubishi UFJ, Mizuho, RBC, SunTrust Roninson Humphrey, US Bancorp
Fund JPMorgan Global Allocation Fund
Trade Date 9/12/2013
Issuer Diamondback Energy Inc (FANG 7.625% October 1, 2021 144A)
Cusip 25278XAA
Bonds 5,000
Offering Price $100.000
Spread 1.98%
Cost $5,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.61%
Syndicate Members Credit Suisse, Wells Fargo, JPMorgan, SunTrust Robinson
Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 9/12/2013
Issuer Diamondback Energy Inc (FANG 7.625% October 1, 2021 144A)
Cusip 25278XAA
Bonds 687,000
Offering Price $100.000
Spread 1.98%
Cost $687,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.61%
Syndicate Members Credit Suisse, Wells Fargo, JPMorgan, SunTrust Robinson
Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 9/13/2013
Issuer JBS USA LLC and JBS USA Finance (JBSSBZ 7.25% June 1, 2021)
Cusip 466112AL
Bonds 105,000
Offering Price $99.500
Spread 0.75%
Cost $104,475
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.80%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, JPMorgan, RBC,
Wells Fargo, Societe Generale, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 9/19/2013
Issuer Siriux XM Radio Inc (SIRI 5.875% October 1, 2020 144A)
Cusip 82967NAQ
Bonds 335,000
Offering Price $100.000
Spread 1.13%
Cost $335,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.38%
Syndicate Members Bank America Merril lynch, Barclays, Citigroiup, Deutsche
Bank, JPMorgan, Morgan Stanley, RBC, BMO, BNP Paribas, Credit Agricole, RBS,
SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Fund JPMorgan Global Allocation Fund
Trade Date 9/20/2013
Issuer Hilton Worldwide Finance (HLT 5.625% October 15, 2021 144A)
Cusip 432891AC
Bonds 5,000
Offering Price $100.000
Spread 1.25%
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.34%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, Bank America
Merrill lYnch, Morgan Stanley, Wells Fargo, Barclays, Blackstone, Citigroup,
Credit Suisse, HSBC, Macquarie Capital, Mitsubishi UFJ, RBS
Fund JPMorgan Income Builder Fund
Trade Date 9/20/2013
Issuer Hilton Worldwide Finance (HLT 5.625% October 15, 2021 144A)
Cusip 432891AC
Bonds 980,000
Offering Price $100.000
Spread 1.25%
Cost $980,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.34%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, Bank America
Merrill lYnch, Morgan Stanley, Wells Fargo, Barclays, Blackstone, Citigroup,
Credit Suisse, HSBC, Macquarie Capital, Mitsubishi UFJ, RBS
Fund JPMorgan Income Builder Fund
Trade Date 9/20/2013
Issuer The Nielsen Company (NLSN 5.50% October 1, 2021 144A)
Cusip 65410CAA
Bonds 315,000
Offering Price $100.000
Spread 1.50%
Cost $315,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.95%
Syndicate Members Citigroiup. Goldman Sachs, JPMorgan, Wells Fargo
Fund JPMorgan Global Allocation Fund
Trade Date 9/24/2013
Issuer ADT Corporation (ADT 6.25% October 15, 2021 144A)
Cusip 00101JAJ
Bonds 5,000
Offering Price $100.000
Spread 1.25%
Cost $5,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.33%
Syndicate Members Citigroup, Deutsche bank, Goldman Sachs, JPMorgan, BNY
Mellon, Bank America Merrill Lynch, Barclays, Credit Suisse, Morgan Stanley,
Scotia Capital, Wells Fargo, Williams Capital
Fund JPMorgan Income Builder Fund
Trade Date 9/24/2013
Issuer ADT Corporation (ADT 6.25% October 15, 2021 144A)
Cusip 00101JAJ
Bonds 875,000
Offering Price $100.000
Spread 1.25%
Cost $875,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.33%
Syndicate Members Citigroup, Deutsche bank, Goldman Sachs, JPMorgan, BNY
Mellon, Bank America Merrill Lynch, Barclays, Credit Suisse, Morgan Stanley,
Scotia Capital, Wells Fargo, Williams Capital
Fund JPMorgan Income Builder Fund
Trade Date 9/24/2013
Issuer CPG Merger Sub LLC (COMPOL 8,00% October 1, 2021 144A)
Cusip 12626CAA
Bonds 148,000
Offering Price $100.000
Spread 2.25%
Cost $148,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.16%
Syndicate Members Barclays, Citigroup, Deutsche Bnak, JPMorgan, RBS, UBS
Fund JPMorgan Income Builder Fund
Trade Date 9/24/2013
Issuer Morgan Stanley (MS 7.125% PFD Series E)
Cusip 61762V20
Bonds 485,000
Offering Price $25.000
Spread 0.79%
Cost $12,125,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.53%
Syndicate Members Morgan Stanley, ABN Amro, Advisors AM, Apto, Banca IMI,
Barclays, BB&T, BC Ziegler, Blaylock, BMO, BNY Mellon, Boenning &
Scattergood, Cabrera, Capital One, CastleOak, City Securities, CL King,
Comerica, Credit Suisse, DA Davidson, Danske, Davenport, Deutsche Bank,
Derel Hamilton, Ellis Shilengudwa, Fifth Third, Goldman, HSBC, Janney
Montgomery Scott, JJB Hiolliard, JPMorgan, KeyBanc, Lebenthal, lloyds, Loop,
LPL, Maxim, BofA Merrill lynch, Mesirow, Mischler, Muriel Siebert,
Oppenhiemer, PNC, RBC, RBS, Regions, Robert Baird, Ross Sinclaire, Samuel A
Ramirez, Santander, Scotia, SG Americas, Skandinaviska Enskilda, Southwest,
Stiffel Nicolaus, Stockcross, Synovus, TD Securites, Toussaint, UBS, US
bacnorp, Wedbush, Wells Fargo, William Blair, Williams Capital
Fund JPMorgan Global Allocation Fund
Trade Date 9/26/2013
Issuer Gannett Co Inc (GCI 6.375% October 15, 2023 144A)
Cusip 364725AZ
Bonds 5,000
Offering Price $99.086
Spread 1.49%
Cost $4,954
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.83%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, Mizuho,
Standard Chartered, US Bancorp, Capital One, Comerica, Fifth Third, PNC,
Raymond James, RBS, SMBC, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 9/26/2013
Issuer Gannett Co Inc (GCI 6.375% October 15, 2023 144A)
Cusip 364725AZ
Bonds 980,000
Offering Price $99.086
Spread 1.49%
Cost $971,043
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.83%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, Mizuho,
Standard Chartered, US Bancorp, Capital One, Comerica, Fifth Third, PNC,
Raymond James, RBS, SMBC, TD Securities
Fund JPMorgan Global Allocation Fund
Trade Date 9/26/2013
Issuer MEG Energy Corporation (MEGCN 7.00% March 31, 2024 144A)
Cusip 552704AC
Bonds 5,000
Offering Price $100.000
Spread 1.50%
Cost $5,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.97%
Syndicate Members Barclays, BMO, Credit Suisse, CIBC, HSBC, JPMorgan, Morgan
Stanley, RBC, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 9/26/2013
Issuer MEG Energy Corporation (MEGCN 7.00% March 31, 2024 144A)
Cusip 552704AC
Bonds 985,000
Offering Price $100.000
Spread 1.50%
Cost $985,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.97%
Syndicate Members Barclays, BMO, Credit Suisse, CIBC, HSBC, JPMorgan, Morgan
Stanley, RBC, TD Securities
Fund JPMorgan Global Allocation Fund
Trade Date 9/26/2013
Issuer Sinclair Television Group (SBGI 6.375% November 1, 2021 144A)
Cusip 829259AP
Bonds 5,000
Offering Price $100.000
Spread 1.50%
Cost $5,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.68%
Syndicate Members Deutsche Bank, JPMorgan, SunTrust Robinson Humphrey, RBC,
Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 9/26/2013
Issuer Sinclair Television Group (SBGI 6.375% November 1, 2021 144A)
Cusip 829259AP
Bonds 520,000
Offering Price $100.000
Spread 1.50%
Cost $520,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.68%
Syndicate Members Deutsche Bank, JPMorgan, SunTrust Robinson Humphrey, RBC,
Wells Fargo
Fund JPMorgan Global Allocation Fund
Trade Date 9/27/2013
Issuer Caesars Entertainment Resort Property (CZR 8.00% October 1, 2020
144A)
Cusip 699742AA
Bonds 6,000
Offering Price $100.000
Spread 1.29%
Cost $6,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 10.38%
Syndicate Members Bof A Merrill Lynch, Citigroup, Cedit Suisse, Deutsche
Bank, Goldman Sachs, JPMorgan, Macquarie, Morgan Stanley, UBS
Fund JPMorgan Income Builder Fund
Trade Date 9/27/2013
Issuer Caesars Entertainment Resort Property (CZR 8.00% October 1, 2020
144A)
Cusip 699742AA
Bonds 2,100,000
Offering Price $100.000
Spread 1.29%
Cost $2,100,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 10.38%
Syndicate Members Bof A Merrill Lynch, Citigroup, Cedit Suisse, Deutsche
Bank, Goldman Sachs, JPMorgan, Macquarie, Morgan Stanley, UBS
Fund JPMorgan Global Allocation Fund
Trade Date 9/27/2013
Issuer Forum Energy Technologies Inc (FET 6.25% October 1, 2021 144A)
Cusip 34984VAA
Bonds 3,000
Offering Price $100.000
Spread 2.00%
Cost $3,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.82%
Syndicate Members Bof A merrill Lynch,. Citigroup, Deutsche Bank, JPMorgan,
Wells Fargo, Comerica, HSBC
Fund JPMorgan Income Builder Fund
Trade Date 9/27/2013
Issuer Forum Energy Technologies Inc (FET 6.25% October 1, 2021 144A)
Cusip 34984VAA
Bonds 316,000
Offering Price $100.000
Spread 2.00%
Cost $316,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.82%
Syndicate Members Bof A merrill Lynch,. Citigroup, Deutsche Bank, JPMorgan,
Wells Fargo, Comerica, HSBC
Fund JPMorgan Diversified Risk Fund
Trade Date 10/8/2013
Issuer Biomarin Pharmaceutical (BMRN 0.75 CNV BDS 15OCT18 BMRN US)
Cusip 09061GAE
Bonds 3,000
Offering Price $100.000
Spread 3.00%
Cost $3,000
Dealer Executing Trade BoA Merrill Lynch International
% of Offering  purchased by firm 2.94%
Syndicate Members Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan
Stanley, Barclays
Fund JPMorgan Diversified Risk Fund
Trade Date 10/8/2013
Issuer Biomarin Pharmaceutical (BMRN 1.50 CNV BDS 15OCT20 BMRN US)
Cusip 09061GAF
Bonds 3,000
Offering Price $100.000
Spread 3.00%
Cost $3,000
Dealer Executing Trade BoA Merrill Lynch International
% of Offering  purchased by firm 2.94%
Syndicate Members Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan
Stanley, Barclays
Fund JPMorgan Global Allocation Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.464% April 28, 2019)
Cusip 87264AAC
Bonds 2,000
Offering Price $102.000
Spread 0.13%
Cost $2,040
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.07%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.464% April 28, 2019)
Cusip 87264AAC
Bonds 405,000
Offering Price $102.000
Spread 0.13%
Cost $413,100
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.07%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley
Fund JPMorgan Global Allocation Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.633% April 28, 2021)
Cusip 87264AAD
Bonds 5,000
Offering Price $100.000
Spread 0.13%
Cost $5,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.69%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.633% April 28, 2021)
Cusip 87264AAD
Bonds 1,055,000
Offering Price $100.000
Spread 0.13%
Cost $1,055,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.69%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley
Fund JPMorgan Global Allocation Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.731% April 28, 2022)
Cusip 87264AAG
Bonds 5,000
Offering Price $99.000
Spread 0.13%
Cost $4,950
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.18%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.731% April 28, 2022)
Cusip 87264AAG
Bonds 845,000
Offering Price $99.000
Spread 0.13%
Cost $836,550
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.18%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/8/2013
Issuer T-Mobile USA Inc (TMUS 6.836% April 28, 2023)
Cusip 87264AAE
Bonds 254,000
Offering Price $98.000
Spread 0.13%
Cost $248,920
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.68%
Syndicate Members Deutsche Bank, Citigroup, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/10/2013
Issuer Hungarian Development Bank (MAGYAR 6.25% October 21, 2020 144A)
Cusip 55280GAA
Bonds 710,000
Offering Price $99.481
Spread 0.18%
Cost $706,315
Dealer Executing Trade Deutsche Bank Securities AG
% of Offering  purchased by firm 0.31%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 10/10/2013
Issuer L Brands Inc (LTD 5.625% October 15, 2023)
Cusip 501797AJ
Bonds 1,100,000
Offering Price $100.000
Spread 0.75%
Cost $1,100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.68%
Syndicate Members Citigroup, JPMorgan, BofA Merrill Lynch, HSBC, Wells
fargo, KeyBanc, Mitsubishi UFJ, Mizuho, RBS, US bancorp, Williams Capital
Fund JPMorgan Diversified Risk Fund
Trade Date 10/11/2013
Issuer Liberty Media Corp (LMCA 1.375 CB 15OCT23 LMCA US)
Cusip 531229AA
Bonds 2,000
Offering Price $100.000
Spread
Cost $2,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.56%
Syndicate Members Barclys, BNP Paribas, Citigroup, Credit Agricole, Deutsche
Bank, JPMorgan, BofA Merrill lYnch, Morgan Stanley, RBC, RBS, Wells Fargo,
Mizuho, SunTrust Robinson, Humphrey
Fund JPMorgan Diversified Risk Fund
Trade Date 10/16/2013
Issuer Solarcity Corp (SCTY 2.75 CB 01NOV18 SCTY US)
Cusip 83416TAA
Bonds 2,000
Offering Price $100.000
Spread 3.00%
Cost $2,000
Dealer Executing Trade  Goldman Sachs International London
% of Offering  purchased by firm 2.50%
Syndicate Members Credit Suisse, Goldman Scahs, BofA Merrill lynch, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 10/21/2013
Issuer Ferrellgas, L.P. and Ferrellgas Finance Corp. (FGP 6.75% January
15, 2022 144A)
Cusip 315292AN
Bonds 500,000
Offering Price $100.000
Spread 1.75%
Cost $500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.71%
Syndicate Members Bof A Merrill Lynch, JPMorgan, Wells Fargo, BMO, Capital
One, Fifth Third, PNC, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 10/21/2013
Issuer Penn National Gaming Inc (PENN 5.875% November 1, 2021 144A)
Cusip 707569AP
Bonds 425,000
Offering Price $100.000
Spread 1.13%
Cost $425,000
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 3.63%
Syndicate Members BofA Merrill Lynch, Credit Agricole, Fifth Third, Goldman
Sachs, JPMorgan, Nomura, RBS, SunTRust Robinson Humphrey, UBS, Wells Fargo
Fund JPMorgan Global Allocation Fund
Trade Date 10/22/2013
Issuer Crestwood Midstream Partners LP/Crestwood Finance Corp. (CMLP
6.125% March 1, 2022 144A)
Cusip 226373AG
Bonds 9,000
Offering Price $100.000
Spread 1.75%
Cost $9,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.29%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, JPMorgan, Morgan
Stanley, RBC, RBS, SunTrust Robinson Humphrey, Wells fargo, Credit Suisse,
Mitsubishi UFJ
Fund JPMorgan Income Builder Fund
Trade Date 10/22/2013
Issuer Crestwood Midstream Partners LP/Crestwood Finance Corp. (CMLP
6.125% March 1, 2022 144A)
Cusip 226373AG
Bonds 1,030,000
Offering Price $100.000
Spread 1.75%
Cost $1,030,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.29%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, JPMorgan, Morgan
Stanley, RBC, RBS, SunTrust Robinson Humphrey, Wells fargo, Credit Suisse,
Mitsubishi UFJ
Fund JPMorgan Global Allocation Fund
Trade Date 10/23/2013
Issuer GLP Capital, L.P. and GLP Financing II, Inc. (PENN 4.875%
November 1, 2020 144A)
Cusip 361841AC
Bonds 5,000
Offering Price $100.000
Spread
Cost $5,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.32%
Syndicate Members BofA Merrill Lynch, Credit Agricole, Fifth Third, Goldman
Sachs, JPMorgan, Nomura, RBS, SunTRust Robinson Humphrey, UBS, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 10/23/2013
Issuer GLP Capital, L.P. and GLP Financing II, Inc. (PENN 4.875%
November 1, 2020 144A)
Cusip 361841AC
Bonds 1,000,000
Offering Price $100.000
Spread
Cost $1,000,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.32%
Syndicate Members BofA Merrill Lynch, Credit Agricole, Fifth Third, Goldman
Sachs, JPMorgan, Nomura, RBS, SunTRust Robinson Humphrey, UBS, Wells Fargo
Fund JPMorgan Global Allocation Fund
Trade Date 10/24/2013
Issuer Antero Resources Finance (AR 5.375% November 1, 2021 144A)
Cusip 03674PAK
Bonds 5,000
Offering Price $100.000
Spread 1.25%
Cost $5,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.76%
Syndicate Members Barclays, Capital One, Credit Agricole. JPMorgan, Wells
Fargo, BMO, Citigroup, Credit Suisse, Mitsubishi UFJ, BB&T, Comerica, Fifth
Third, KeyBanc, TD Securities, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 10/24/2013
Issuer Antero Resources Finance (AR 5.375% November 1, 2021 144A)
Cusip 03674PAK
Bonds 475,000
Offering Price $100.000
Spread 1.25%
Cost $475,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.76%
Syndicate Members Barclays, Capital One, Credit Agricole. JPMorgan, Wells
Fargo, BMO, Citigroup, Credit Suisse, Mitsubishi UFJ, BB&T, Comerica, Fifth
Third, KeyBanc, TD Securities, US Bancorp
Fund JPMorgan Global Allocation Fund
Trade Date 10/28/2013
Issuer Freescale Semiconductor (FSL 6.00% January 15, 2022 144A)
Cusip 35687MAZ
Bonds 2,000
Offering Price $100.000
Spread 1.00%
Cost $2,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.42%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman
Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/28/2013
Issuer Freescale Semiconductor (FSL 6.00% January 15, 2022 144A)
Cusip 35687MAZ
Bonds 549,000
Offering Price $100.000
Spread 1.00%
Cost $549,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.42%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman
Sachs, JPMorgan, Morgan Stanley
Fund JPMorgan Global Allocation Fund
Trade Date 10/28/2013
Issuer USG Corp (USG 5.875% November 1, 2021 144A)
Cusip 903293BC
Bonds 2,000
Offering Price $100.000
Spread 1.25%
Cost $2,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.68%
Syndicate Members Goldman Sachs, JPMorgan, Citigroup, Morgan Stanley, Samuel
A Ramirez, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 10/28/2013
Issuer USG Corp (USG 5.875% November 1, 2021 144A)
Cusip 903293BC
Bonds 371,000
Offering Price $100.000
Spread 1.25%
Cost $371,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.68%
Syndicate Members Goldman Sachs, JPMorgan, Citigroup, Morgan Stanley, Samuel
A Ramirez, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 10/29/2013
Issuer Navios Maritime Acquisition Corp (NNA 8.125% November 15, 2021
144A)
Cusip 63938MAD
Bonds 559,000
Offering Price $100.000
Spread 2.00%
Cost $559,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.94%
Syndicate Members Deutsche Bank, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/30/2013
Issuer Level 3 Financing Inc (LVLT 6.125% January 15, 2021 144A)
Cusip 527298AX
Bonds 1,500,000
Offering Price $100.000
Spread 1.75%
Cost $1,500,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 8.12%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Suisse, Jefferies &
Co, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 10/31/2013
Issuer Kinder Morgan Inc (KMI 5.00% February 15, 2021 144A)
Cusip 49456BAA
Bonds 726,000
Offering Price $100.000
Spread 0.75%
Cost $726,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.26%
Syndicate Members Barclays, Citigroup, JPMorgan, RBS, RBC, Swiss Credit
Bank, UBS, Wells Fargo, DNB Markets, Mitsubishi UFJ, Natixis, Scotia
Capital, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 10/31/2013
Issuer Kinder Morgan Inc (KMI 5.625% November 15, 2023 144A)
Cusip 49456BAB
Bonds 726,000
Offering Price $100.000
Spread 1.00%
Cost $726,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.26%
Syndicate Members Barclays, Citigroup, JPMorgan, RBS, RBC, Swiss Credit
Bank, UBS, Wells Fargo, DNB Markets, Mitsubishi UFJ, Natixis, Scotia
Capital, SunTrust Robinson Humphrey

Fund JPMorgan China Region Fund
Trade Date 5/20/2013
Issuer Sinopec Engineering Group Co Ltd IPO
Cusip B92NYC9
Shares 1,356,500
Offering Price $1.35
Spread $0.105
Cost $1,853,100
Dealer Executing Trade UBS Securities Asia Limited
% of Offering  purchased by firm 2.08%
Syndicate Members Bank of China, Bank of Commumnications, Bank America
merrill Lynch, China International Capital Corp, Citigroup, CITIC
Securities, CMB Internatinal Corp, Deutsche Bank, Goldman sachs, Haitong
International Securities, HSBC Bank, JPMorgan, UBS Securities
Fund JPMorgan Intrepid European Fund
Trade Date 6/20/2013
Issuer Bpost SA 144A (BPOST) IPO
Cusip BBH7K66
Shares 117,610
Offering Price $19.16
Spread $0.338
Cost $2,253,699
Dealer Executing Trade Instinet Europe Limited
% of Offering  purchased by firm 4.33%
Syndicate Members JPMorgan/ Nomura/ BNP Paribas Fortis/ Morgan Stanley/ UBS/
KBC Securities/ ING/ RBC Capital Markets/ Belfius/ Bank Degroof/ Petercam/
Instinet Europe Limited
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 7/31/2013
Issuer Cousins Properties Incorporated (CUZ) Secondary
Cusip 22,279,510
Shares 21,400
Offering Price $10.00
Spread $0.400
Cost $214,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.79%
Syndicate Members J.P. Morgan/ BofA Merrill Lynch/ Barclays/ Morgan Stanley
Fund JPMorgan Research Market Neutral Fund
Trade Date 7/31/2013
Issuer Cousins Properties Incorporated (CUZ) Secondary
Cusip 22,279,510
Shares 226,300
Offering Price $10.00
Spread $0.400
Cost $2,263,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.79%
Syndicate Members J.P. Morgan/ BofA Merrill Lynch/ Barclays/ Morgan Stanley
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 10/30/2013
Issuer Brixmor Property Group Inc. (BRX) IPO
Cusip 11120U10
Shares 5,900
Offering Price $20.00
Spread $1.000
Cost $118,000
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 1.36%
Syndicate Members BofA Merrill Lynch / Citigroup / J.P. Morgan / Wells Fargo
Securities / Barclays / Deutsche Bank Securities / RBC Capital Markets / UBS
Investment Bank / Blackstone Capital Markets / Baird / Evercore / KeyBanc
Capital Markets / Mitsubishi UFJ Securities / PNC Capital Markets LLC /
Sandler O'Neill + Partners, L.P. / Stifel / SunTrust Robinson  Humphrey
Fund JPMorgan Research Market Neutral Fund
Trade Date 10/30/2013
Issuer Brixmor Property Group Inc. (BRX) IPO
Cusip 11120U10
Shares 49,000
Offering Price $20.00
Spread $1.000
Cost $980,000
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 1.54%
Syndicate Members BofA Merrill Lynch / Citigroup / J.P. Morgan / Wells Fargo
Securities / Barclays / Deutsche Bank Securities / RBC Capital Markets / UBS
Investment Bank / Blackstone Capital Markets / Baird / Evercore / KeyBanc
Capital Markets / Mitsubishi UFJ Securities / PNC Capital Markets LLC /
Sandler O'Neill + Partners, L.P. / Stifel / SunTrust Robinson  Humphrey